UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016 (October 19, 2016)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania		15212
(Address of Principal Executive Offices)		(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background. As previously disclosed, F.N.B. Corporation (“F.N.B.”) and Yadkin Financial Corporation (“Yadkin”) have entered into an Agreement and Plan of Merger, dated as of July 20, 2016 (the “Merger Agreement”), providing for F.N.B. to acquire Yadkin and its bank subsidiary, Yadkin Bank, by merging Yadkin with and into F.N.B., with F.N.B. being the surviving corporation (the “Merger”), and by merging Yadkin Bank with and into F.N.B.’s bank subsidiary, First National Bank of Pennsylvania (“First National Bank”), with First National Bank to be the surviving bank. The Merger Agreement contemplates, among other things, that one of the current directors of Yadkin, as mutually agreed by F.N.B. and Yadkin, will serve as a member of the boards of directors of F.N.B. and First National Bank; that F.N.B. will nominate the appointed Yadkin director for re-election at the first annual meeting of the shareholders of F.N.B. which is held after completion of the Merger; and that F.N.B. will solicit proxies in his or her favor in the same manner in which F.N.B. solicits proxies for all of its other director nominees.

Election of Scott M. Custer. On October 19, 2016, the Boards of Directors of F.N.B. and First National Bank each took action to appoint Scott M. Custer, who currently serves as a director and the President and Chief Executive Officer of Yadkin, as a director on those boards. Mr. Custer’s election to the F.N.B. Board will become effective subject to, and upon completion of the Merger; and his election to the Board of First National Bank will become effective subject to, and upon completion of the merger of Yadkin Bank with and into First National Bank. The mergers are expected to be completed in the first quarter of 2017. At this time, Mr. Custer has not been named to serve on any committees of the Board of Directors of F.N.B., nor has the Board identified any committees to which Mr. Custer is expected to be appointed.

Effective upon commencement of his term as a director, Mr. Custer would be entitled to receive the same compensation as other non-employee directors of F.N.B.: an annual retainer fee of $55,000 (excluding annual fees paid to serve on a committee of the Board, which are $3,500 for the Nominating & Governance Committee and $7,500 for each of the Executive, Audit, Compensation and Risk Committees) and an annual stock award valued at approximately $40,000. Directors of F.N.B. do not receive separate compensation for their service on the board of First National Bank.

Other Arrangements. It is anticipated that, in connection with the completion of the Merger, Mr. Custer would be entitled to receive severance payments and COBRA continuation payments as a result of the termination of his employment with Yadkin, and a distribution of shares of Yadkin voting common stock from a rabbi trust established by Yadkin to satisfy its obligations under a phantom equity plan that it had assumed upon acquiring Piedmont Community Bank Holdings, Inc. (“Piedmont”) in July 2014, and its obligation to pay contingent merger consideration to former shareholders of Piedmont who had participated in the merger by which Piedmont was acquired by Yadkin. F.N.B. anticipates that, following completion of the Merger, F.N.B. will enter into a consulting agreement with Mr. Custer, under which Mr. Custer would be employed as a consultant for a one-year term with duties focusing on retention and recruitment of employees and customer relationships, among other duties to be assigned by F.N.B.’s President and Chief Executive Officer. Additionally, the Merger Agreement provides that F.N.B. will be obligated from and after the completion of the Merger, (1) to maintain directors’ and officers’ liability insurance and fiduciary liability insurance policies covering current and former directors and officers of Yadkin, including Mr. Custer, for a period of six years after completion of the Merger, (2) to indemnify and hold harmless Mr. Custer, as a director and officer of Yadkin, from and against losses, claims, damages, liabilities, costs and expenses, judgments, fines and settlement amounts in connection with any legal proceeding relating to the Merger Agreement or his service with Yadkin, and (3) in connection with such a legal proceeding, to advance expenses to Mr. Custer as incurred upon receipt of an undertaking that he will repay such advances if it is ultimately determine that he is not entitled to indemnification. See “Interests of Yadkin’s Directors and Executive Officers in the Merger” of the joint proxy statement/prospectus contained in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-213776) filed by F.N.B. with the Securities and Exchange Commission on October 13, 2016, which is incorporated herein by reference, for more detailed information about the arrangements described above and the amounts involved.

Item 8.01 Other Events.

The information set forth above under Item 5.02 is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements which may contain F.N.B.’s expectations or predictions of future financial or business performance or conditions. This Current Report on Form 8-K may also contain certain forward-looking statements, including certain plans, goals, projections and statements about the proposed Merger, plans relative to the proposed Merger, objectives, expectations and intentions regarding the proposed Merger, the expected timing of the completion of the proposed Merger, and other statements that are not historical facts. Forward-looking statements, that do not describe historical or current facts, typically are identified by words such as, “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. The forward-looking statements are intended to be subject to the safe harbor provided under Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Act of 1995.

In addition to factors previously disclosed in FNB’s and Yadkin’s reports filed with the Securities and Exchange Commission (SEC), the following risk factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to obtain all regulatory approvals and meet other closing conditions to the proposed Merger between F.N.B. and Yadkin, including approval by the shareholders of F.N.B. and Yadkin, respectively, on the expected terms and time schedule; delay in closing the proposed Merger; potential risks and challenges attendant to the successful conversions of core data systems; difficulties and delays in integrating the F.N.B. and Yadkin businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; changes in general economic, political or industry conditions; uncertainty in U.S. fiscal policy and monetary policy, including interest rate policies of the Federal Reserve Board (FRB); the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. products and services; potential difficulties encountered by F.N.B. in expanding into a new and remote geographic market; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; the impact, extent and timing of technological changes, capital management activities, competitive pressures on product pricing and services; ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; success, impact and timing of F.N.B.’s and Yadkin’s respective business strategies, including market acceptance of any new products or services; and implementing F.N.B.’s banking philosophy and strategies. Additional risks include the nature, extent, timing and results of governmental and regulatory actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd-Frank Wall Street Reform Act and Consumer Protection Act and Basel III regulatory or capital reforms (including DFAST stress-testing protocols), as well as those involving the Office of the Comptroller of the Currency (OCC), FRB, Federal Deposit Insurance Corporation (FDIC), and Consumer Financial Protection Board (CFPB), and the regulatory approval process associated with the proposed Merger; the possibility that the anticipated benefits of the proposed Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where F.N.B. and Yadkin do business; the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Merger; and other factors that may affect future results of F.N.B. and Yadkin. There is no assurance that any of the risks, uncertainties or risk factors identified herein is complete and actual results or events may differ materially from those expressed or implied in the forward-looking statements contained in this document/communication/information.

Additional factors that could cause results to differ materially from those described above can be found in F.N.B.’s Annual Report on Form 10-K for the year ended December 31, 2015, and in its subsequent Quarterly Reports on Form 10-Q, including quarters ended March 31 and June 30, 2016, each of which is on file with the SEC and available in the “Investor Relations & Shareholder Services” section of F.N.B.’s website, http://www.fnbcorporation.com, under the heading “Reports and Filings” and in other documents F.N.B. files with the SEC, and in Yadkin’s Annual Report on Form 10-K for the year ended December 31, 2015, and in its subsequent Quarterly Reports on Form 10-Q, including the quarters ended March 31 and June 30, 2016, each of which is on file with the SEC and available in the “Investor Relations” section of Yadkin’s website, http://www.yadkinbank.com, under the heading “Documents” and in other documents Yadkin files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither F.N.B. nor Yadkin assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information About the Merger and Where to Find It

Communications in this document do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, F.N.B. Corporation has filed with the SEC a Registration Statement on Form S-4 (File No. 333-213776) that includes a Joint Proxy Statement of F.N.B. and Yadkin and a Prospectus of F.N.B., as well as other relevant documents concerning the proposed Merger.

SHAREHOLDERS OF F.N.B. CORPORATION AND YADKIN FINANCIAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement/Prospectus and other relevant materials, and any other documents F.N.B. and Yadkin have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents F.N.B. has filed with the SEC may be obtained, free of charge, by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Yadkin has filed with the SEC may be obtained free of charge at Yadkin’s website at www.yadkinbank.com.

F.N.B. and Yadkin and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin in connection with the Merger. Information concerning such participants’ interests in the Merger is set forth in the Joint Proxy Statement/Prospectus regarding the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie
Chief Legal Officer

Date: October 25, 2016